Exhibit 10.64
SIF AGREEMENT NO. 811-811923

STRATEGIC INNOVATION FUND

AMENDMENT AGREEMENT NO. 3

This Amendment Agreement made

Between:
HIS MAJESTY THE KING IN RIGHT OF CANADA

(“His Majesty”),

as represented by the Minister of Industry

(the “Minister”)

And:
         D-Wave Systems Inc., a corporation duly incorporated under the laws of Canada having its head office located at 3033 Beta Ave., Burnaby, BC V5G 4M9.

(the “Recipient”)

And:
D-Wave Quantum Inc., a corporation duly incorporated under the laws of the State of Delaware, having its place of business located at 2650 E. Bayshore Road, Palo Alto, CA 94303-3211, USA and a place of business located at 3033 Beta Avenue, Burnaby, BC V5G 4M9.

(the “Guarantor”)

Each a “Party” to this Amendment Agreement and collectively referred to as the “Parties”.

RECITALS

WHEREAS

SIF AGREEMENT NO. 811-811923
Amendment No. 3

A-    The Minister, D-Wave Systems Inc. (D-Wave) and DWSI Holdings Inc., (DWSI) entered into a contribution agreement executed on November 20, 2020, under the Strategic Innovation Fund, which was subsequently amended on August 24, 2021 and April 19, 2023. The contribution agreement and the amendment agreements are collectively referred to as the “Contribution Agreement”.

B-    On January 1, 2021 by operation of law, the Recipient as the resulting corporation of the amalgamation of D-Wave and DWSI became liable for all obligations of D-Wave and DWSI including those under the Contribution Agreement; and

C-    The Minister, the Recipient and the Guarantor have agreed to amend, inter alia, the indirect costs allocation and the statement of work’s costs breakdown under the terms of the Contribution Agreement.

NOW THEREFORE in consideration of their respective obligations set out below, the Parties hereto acknowledge and agree as follows:

Interpretation

1.    All capitalized terms not otherwise defined herein have the same meaning ascribed to them in the Contribution Agreement.

Execution

2.     This Amendment Agreement must be signed by the Parties and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which it shall be null and void.

Amendment

3.     Schedule 1 – Statement of Work, of the Contribution Agreement shall be amended by deleting Form C1-Project Costs Breakdown and Form C2-Estimated Costs Breakdown by Fiscal Year in their entirety and replacing them with the revised Forms C1 and C2 attached hereto as Annex A.

4.     Schedule 3 – Cost Principles, of the Contribution Agreement shall be amended by deleting the last paragraph of Section 5 (Indirect Costs (Overhead)) in its entirety and replacing it with the following paragraph.

SIF AGREEMENT NO. 811-811923
Amendment No. 3

“Indirect Costs (Overhead) thresholds of 55% on eligible direct labour but no more than 17.67% of total Eligible Supported Costs will apply for Recipients (and for each individual project if more than one project is selected for Recipients).”

General

5.     Each of the Parties shall, at the request of the other Party to this Amendment Agreement, execute such documents and do such acts as may be reasonably required to carry out the terms of this Amendment Agreement.
6.     This Amendment Agreement may be executed in as many counterparts as are necessary, and when executed by all Parties hereto, such counterparts shall constitute one agreement.
7.     Except as amended by this Amendment Agreement, all of the provisions of the Contribution Agreement shall continue in full force and effect until such time as the Contribution Agreement is terminated.
8.     The Contribution Agreement and this Amendment Agreement will henceforth be read together and will have the effect as if all the provisions of such agreements were contained in one instrument.
9.     No modification, supplement or amendment to this Amendment Agreement shall be binding unless executed in writing by all of the Parties hereto.

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SIF AGREEMENT NO. 811-811923
Amendment No. 3

IN WITNESS WHEREOF the Parties hereto have executed this Amendment Agreement through duly authorized representatives.

HIS MAJESTY THE KING IN RIGHT OF CANADA as represented by the Minister of Industry Per: /s/ Amy Mar Name: Amy Mar Title: Director, Strategic Innovation Fund	Date: November 15, 2023
D-Wave Systems Inc. Per: /s/ Alan Baratz Name: Alan Baratz Title: CEO I have authority to bind the Corporation.	Date: November 20, 2023
D-Wave Quantum Inc. Per: /s/ Alan Baratz Name: Alan Baratz Title: CEO I have authority to bind the Corporation	Date: November 20, 2023

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